UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024
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Vacasa, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41130 (Commission File Number)	87-1995316 (I.R.S. Employer Identification No.)
850 NW 13th Avenue Portland, OR 97209
(Address of principal executive offices) (Zip Code)
(503) 946-3650
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the 2024 Annual Meeting of Stockholders of Vacasa, Inc. (the “Company”), held on May 21, 2024 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the "Amendment") to the Vacasa, Inc. 2021 Incentive Award Plan, as previously amended and restated on May 23, 2023 (the “Plan”), which Amendment was approved by the Board of Directors of the Company on March 7, 2024, subject to the approval of the Company’s stockholders.
The Amendment increases the number of shares of Class A Common Stock authorized for issuance under the Plan by 3.5 million shares.

A more detailed description of the material terms of the Amendment and the Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2024 (“Proxy Statement”). The foregoing and the summaries in the Proxy Statement are not complete summaries of the terms of the Plan, as amended by the Amendment, and are qualified by reference to the text of the Plan, as amended by the Amendment, a copy of which is included as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 21, 2024, the Company held its Annual Meeting. Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter.

Proposal 1: Election of Directors

The Company’s stockholders elected Ryan Bone, Chad Cohen and Benjamin Levin as Class III directors to serve until the Annual Meeting of Stockholders to be held in 2027. The results of the vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Ryan Bone	13,811,712	672,897	2,281,862
Chad Cohen	13,967,722	516,887	2,281,862
Benjamin Levin	13,752,230	732,379	2,281,862

Proposal 2: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,732,881	30,654	2,936	0

Proposal 3: Approval to Amend the Vacasa, Inc. 2021 Incentive Award Plan

The Company’s stockholders approved the Amendment. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,540,863	939,581	4,165	2,281,862

Item 9.01    Financial Statements and Exhibits.

(d): Exhibits:

Exhibit No.	Description
10.1	Vacasa, Inc. 2021 Incentive Award Plan, as amended and restated on May 21, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

Date: May 23, 2024